Exhibit 32.1
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Brad E. Schwartz, the Chief Executive Officer of Monarch Financial Holdings, Inc. certify that, to my knowledge:

(a)
The Annual Report on Form 10-K of Monarch Financial Holdings, Inc. for the year ended December 31, 2015(the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

(b)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2016	/s/ Brad E. Schwartz
Brad E. Schwartz, Chief Executive Officer